BARCLAYS GLOBAL INVESTORS FUNDS

LifePath® Retirement Portfolio

LifePath 2010 Portfolio

LifePath 2020 Portfolio

LifePath 2030 Portfolio

LifePath 2040 Portfolio

Class I Shares

Supplement dated September 1, 2006 to the

Prospectus dated May 1, 2006

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus.

The following information supplements the information found under the heading “Portfolio Managers” on page 26 of the Prospectus:

As of September 1, 2006, David Burkart is no longer a Portfolio Manager of the LifePath Master Portfolios. Dagmar Nikles and Ken Millman will continue to be responsible for the day-to-day management as previously disclosed in the Prospectus.

BGF-A-LPI0906

BARCLAYS GLOBAL INVESTORS FUNDS

LifePath® Retirement Portfolio

LifePath 2010 Portfolio

LifePath 2020 Portfolio

LifePath 2030 Portfolio

LifePath 2040 Portfolio

Class R Shares

Supplement dated September 1, 2006 to the

Prospectus dated May 1, 2006

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus.

The following information supplements the information found under the heading “Portfolio Managers” on page 26 of the Prospectus:

As of September 1, 2006, David Burkart is no longer a Portfolio Manager of the LifePath Master Portfolios. Dagmar Nikles and Ken Millman will continue to be responsible for the day-to-day management as previously disclosed in the Prospectus.

BGF-A-LPR0906

BARCLAYS GLOBAL INVESTORS FUNDS

LifePath® Retirement Portfolio

LifePath 2010 Portfolio

LifePath 2020 Portfolio

LifePath 2030 Portfolio

LifePath 2040 Portfolio

Class I and Class R Shares

Supplement dated September 1, 2006 to the

Statement of Additional Information (“SAI”) dated May 1, 2006

The information in this Supplement updates information in the SAI, and should be read in conjunction with, the SAI.

The following information supplements the information found under the heading “Portfolio Managers” on page 34 of the SAI:

As of September 1, 2006, David Burkart is no longer a Portfolio Manager of the LifePath Master Portfolios. Dagmar Nikles and Ken Millman will continue to be responsible for the day-to-day management of the LifePath Master Portfolios.

BARCLAYS GLOBAL INVESTORS FUNDS

Bond Index Fund

S&P 500 Stock Fund

Supplement dated September 1, 2006 to the

Prospectus dated May 1, 2006

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus.

The following information replaces the first three paragraphs in the “Portfolio Managers” section on page 14 of the Prospectus:

S&P 500 Stock Fund

As of September 1, 2006, Lisa Chen is no longer a Portfolio Manager for the S&P 500 Stock Fund. Patrick O’Connor and S. Jane Leung (the “S&P 500 Stock Portfolio Managers”) are primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio. Each S&P 500 Stock Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities, but each S&P 500 Stock Portfolio Manager has appropriate limitations on his or her authority for risk management and compliance purposes.

Mr. O’Connor is an employee of BGFA and BGI and has been one of the S&P 500 Stock Portfolio Managers primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio since September 1999.

Ms. Leung is an employee of BGFA and BGI and has been one of the S&P 500 Stock Portfolio Managers primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio since September 2006. Ms. Leung has been a portfolio manager with BGFA and BGI since 2001.

BGF-A-BF-0906

BARCLAYS GLOBAL INVESTORS FUNDS

Bond Index Fund

S&P 500 Stock Fund

Supplement dated September 1, 2006 to the

Statement of Additional Information (“SAI”) dated May 1, 2006

The information in this Supplement updates information in, and should be read in conjunction with, the SAI. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the SAI.

As of September 1, 2006, Lisa Chen is no longer a Portfolio Manager for the S&P 500 Stock Fund. The following information, therefore, replaces the similar information for Ms. Chen found under the heading “Portfolio Managers” beginning on page 28 of the SAI:

As of June 30, 2006, S. Jane Leung was also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the S&P 500 Index Master Portfolio, as indicated in the table below:

	Registered Investment Company	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts	113	1	5
Net Assets as of 6/30/06	$189,983,600,000	$148,500,000	$100,000

The below table reflects, for S. Jane Leung, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts, as of June 30, 2006.

	Number of other Accounts Managed	Aggregate of Total Assets
Registered Investment Companies	Not applicable	$0
Other Pooled Investment Vehicles	Not applicable	$0
Other Accounts	Not applicable	$0

As of June 30, 2006, S. Jane Leung beneficially owned interests in the S&P 500 Stock Fund that invests in the Master Portfolio for which she is primarily responsible for the day-to-day management in amounts reflected in the following table:

None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
X

PROSPECTUS    |    MAY 1, 2006 (as revised SEPTEMBER 1, 2006)

INSTITUTIONAL MONEY MARKET FUND

PRIME MONEY MARKET FUND

GOVERNMENT MONEY MARKET FUND

TREASURY MONEY MARKET FUND

SELECT SHARES

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

3	Investment Objectives

4	Principal Investment Strategies

5	Principal Risk Factors

7	Investment Returns

10	Fees and Expenses

11	Management of the Funds

12	Shareholder Information

17	Financial Highlights

Investment Objectives*

Institutional Money Market Fund and Prime Money Market Fund

The investment objective for both the Institutional Money Market Fund and the Prime Money Market Fund is to seek a high level of income consistent with liquidity and the preservation of capital.

Government Money Market Fund and Treasury Money Market Fund

The investment objective for both the Government Money Market Fund and the Treasury Money Market Fund is to seek to provide investors with a high level of current income consistent with the preservation of capital and liquidity.

*	The Institutional Money Market Fund, the Prime Money Market Fund, the Government Money Market Fund and the Treasury Money Market Fund (each, a “Fund” and collectively, the “Funds”) invest all of their assets in a separate mutual fund—the Money Market Master Portfolio, the Prime Money Market Master Portfolio, the Government Money Market Master Portfolio and the Treasury Money Market Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”), respectively—that has a substantially identical investment objective as the relevant Fund. All discussion of investment objectives, strategies and risks of the Funds refer also to the investment objectives, strategies and risks of their corresponding Master Portfolios, unless otherwise indicated. A detailed description of the relationship of the Funds to their corresponding Master Portfolios appears on page 16.

3

Principal Investment Strategies

Institutional Money Market Fund and Prime Money Market Fund

The Funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Each Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Prime Money Market Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, each Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit, high-quality debt obligations, such as corporate debt, certain obligations of U.S. and foreign banks, certain repurchase agreements and obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

Each of the Institutional Money Market and Prime Money Market Funds reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks.

Government Money Market Fund

The Fund invests in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund’s assets will be invested in obligations of the U.S. government, its agencies and instrumentalities, repurchase agreements with regard to such obligations, and other money market funds that have substantially the same investment objectives and strategies of the Fund. The principal and interest of all securities are payable in U.S. dollars.

Treasury Money Market Fund

The Fund invests only in high-quality, short-term money market instruments, that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund’s assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objectives and strategies as the Fund.

It is further intended that under normal circumstances, 100% of the Fund’s investments will be U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objectives and strategies as the Fund. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities are payable in U.S. dollars.

4	BARCLAYS GLOBAL INVESTORS FUNDS

Principal Risk Factors

Institutional Money Market, Prime Money Market and Government Money Market Funds

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

While some of the Funds’ portfolio securities are issued and guaranteed by the U.S. government, its agencies or instrumentalities, such securities are subject to the risk of sharply rising or falling interest rates which could cause the Funds’ income to fluctuate as the market value of the Funds’ securities fluctuates.

Each Fund’s income and/or share price could also be affected by downgrades or defaults of any of the Fund’s holdings. Certain securities issued by U.S. government-sponsored entities, such as Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Each Fund’s yield will vary as the securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates.

The risks generally associated with concentrating investments in the banking industry include interest rate risk, credit risk, and the risk of negative regulatory or market developments affecting the banking and financial services industries.

Treasury Money Market Fund

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

While some of the Fund’s portfolio securities are issued and guaranteed by the U.S. government, such securities are subject to sharply rising or falling interest rates that could cause the Fund’s income to fluctuate as the market value of the Fund’s securities fluctuates.

The Fund’s income and/or share price could also be affected by downgrades or defaults of any of the Fund’s holdings. However, the Fund minimizes this risk by investing only in U.S. Treasury obligations that are backed by the full faith and credit of the U.S. government, or repurchase agreements with regard to U.S. Treasury obligations.

5

The Fund’s yield will vary as the securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates.

For a further description of the Funds’ policies and procedures with respect to disclosure of the Funds’ corresponding Master Portfolios’ portfolio holdings, and a discussion of the Funds’ investments and risks, please refer to the Funds’ combined Statement of Additional Information (“SAI”).

Who May Want to Invest in the Funds

The Funds are designed for investors who:

■	seek income from a high quality portfolio;

■	wish to maintain the value of their investment in the long- and short-term; and/or

■	seek an interim investment or a short-term goal.

6	BARCLAYS GLOBAL INVESTORS FUNDS

Investment Returns

Total Returns

The bar charts and tables in this section provide some indication of the risks of investing in the Select Shares of the Funds. The bar charts show the return of the Funds for each full calendar year since the Funds’ respective inception dates. The average annual total return table compares the average annual total return of the Select Shares of the Funds to those of a group of corresponding funds over various periods of time. How the Funds performed in the past is not necessarily an indication of how they will perform in the future.

Institutional Money Market Fund—Select Shares

Year-By-Year Returns (Year Ended December 31)

The highest and lowest quarterly returns for the Select Shares of the Institutional Money Market Fund for the period covered by the bar chart above are listed below:

Highest	Lowest
0.99% (4th Qtr. 2005)	0.59% (1st Qtr. 2005)

7

Prime Money Market Fund—Select Shares

Year-By-Year Returns (Year Ended December 31)

The highest and lowest quarterly returns for the Select Shares of the Prime Money Market Fund for the period covered by the bar chart above are listed below:

Highest	Lowest
0.98% (4th Qtr. 2005)	0.59% (1st Qtr. 2005)

Government Money Market Fund—Select Shares

Year-By-Year Returns (Year Ended December 31)

The highest and lowest quarterly returns for the Select Shares of the Government Money Market Fund for the period covered by the bar chart above are listed below:

Highest	Lowest
0.97% (4th Qtr. 2005)	0.59% (1st Qtr. 2005)

8	BARCLAYS GLOBAL INVESTORS FUNDS

Treasury Money Market Fund—Select Shares

Year-By-Year Returns (Year Ended December 31)

The highest and lowest quarterly returns for the Select Shares of the Treasury Money Market Fund for the period covered by the bar chart above are listed below:

Highest	Lowest
0.96% (4th Qtr. 2005)	0.57% (1st Qtr. 2005)

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)

	1 YEAR	SINCE INCEPTION
Institutional Money Market Fund—Select Shares(1)	3.19%	2.28%
MFR Averages/FTIA(2)	2.92%	2.03	%(5)
Prime Money Market Fund—Select Shares(1)	3.16%	2.27%
MFR Averages/FTIA(2)	2.92%	2.03	%(5)
Government Money Market Fund—Select Shares(1)	3.18%	2.84%
MFR Averages/GIA(3)	2.78%	2.43	%(5)
Treasury Money Market Fund—Select Shares(1)	3.10%	2.75%
MFR Averages/T&RIA(4)	2.74%	2.40	%(5)

(1)	The Select Shares of the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund are calculated since inception, January 26, 2004, January 26, 2004, September 1, 2004 and September 1, 2004, respectively.
(2)	The Select Shares of the Institutional Money Market and Prime Money Market Funds are tracked against the Money Fund Report (MFR) First Tier Institutional Average, a service of iMoneyNet, Inc.
(3)	The Select Shares of the Government Money Market Fund are tracked against the Money Fund Report (MFR) Government Institutional Average, a service of iMoneyNet, Inc.
(4)	The Select Shares of the Treasury Money Market Fund are tracked against the Money Fund Report (MFR) Treasury and Repo Institutional Average, a service of iMoneyNet, Inc.
(5)	The Money Fund Report averages for the Select Shares of the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund are calculated from February 1, 2004, February 1, 2004, September 1, 2004 and September 1, 2004, respectively.

Each Fund’s seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year.

To learn each Fund’s current seven-day yield, call 1 877 BGI 1544 (1 877 244 1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time or visit www.BGICash.com.

9

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Select Shares of the Funds.

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) – SELECT SHARES

	Institutional Money Market Fund	Prime Money Market Fund	Government Money Market Fund	Treasury Money Market Fund
Management fees(1)	0.10%	0.10%	0.10%	0.10%
Other expenses	0.15%	0.15%	0.15%	0.15%
Total annual operating expenses(1),(2),(3)	0.25%	0.25%	0.25%	0.25%
Less fee waiver(1)	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Net expenses(1)	0.20%	0.20%	0.20%	0.20%

(1)	Barclays Global Fund Advisors (“BGFA”), the investment adviser to the Master Portfolios, has contractually agreed to waive a portion of its management fees through April 30, 2007. Barclays Global Investors, N.A. (“BGI”), the administrator of the Funds, has contractually agreed to waive a portion of its administration fees through April 30, 2008. After giving effect to such contractual waivers, the management fee rate is 0.07% and the administration fee rate is 0.13%.
(2)	Total annual Fund operating expenses in the above table and the example below reflect the expenses of both the Fund and the Master Portfolio in which it invests.
(3)	The Funds’ service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time.

Example

The example below is intended to help you compare each Fund’s costs for Select Shares with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in each of the Funds over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that each Fund’s total operating expenses remain the same, and each Fund’s contractual fee waiver is in effect for year one.

The Funds do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

SELECT SHARES	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Money Market Fund	$20	$73	$134	$311
Prime Money Market Fund	$20	$73	$134	$311
Government Money Market Fund	$20	$73	$134	$311
Treasury Money Market Fund	$20	$73	$134	$311

10	BARCLAYS GLOBAL INVESTORS FUNDS

Management of the Funds

Investment Adviser

Each Fund is a feeder fund that invests all of its assets in a Master Portfolio with substantially identical investment objectives, strategies and policies. Accordingly, each Fund does not have its own investment adviser. BGFA, a registered investment adviser, serves as investment adviser for each of the Master Portfolios. BGFA manages the investing of the Master Portfolios’ assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios’ Board of Trustees. For its services to the Master Portfolios, BGFA is entitled to receive an advisory fee at the annual rate of 0.10% (0.07% pursuant to the current contractual fee waiver) of each of the Master Portfolios’ average daily net assets.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. BGI, including its affiliates, is one of the world’s largest managers of institutional investment assets. As of December 31, 2005, BGI and its affiliates, including BGFA, provided investment advisory services for over $1.5 trillion in assets.

A discussion regarding the basis for the Mater Portfolio’s Board of Trustees’ approval of the investment advisory agreement with BGFA is available in each Fund’s semi-annual report for the 6-month period ended June 30.

Administrative Services

BGI provides the following services, among others, as the Funds’ administrator;

■	Management of the Funds’ non-investment operations;

■	Preparation of reports for the Funds’ Board of Trustees;

■	Preparation of required filings with the SEC and state securities commissions;

■	Preparation of proxy statements and shareholder reports; and

■	Engaging and supervising certain intermediaries (“Shareholder Servicing Agents”) that service certain Fund accounts.

BGI is entitled to receive a fee for these services, among others, at the annual rate of 0.15% (0.13% pursuant to the current contractual fee waiver) of the average daily net assets of each Fund’s Select Share Class. In return for this fee, BGI has agreed to absorb all expenses for each Fund other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses which are borne directly by the Funds. No additional administration fees are charged at the Master Portfolio level.

The Shareholder Servicing Agents service individual and omnibus Fund accounts. In addition to serving as an agent of the Fund for purposes of accepting orders for purchases and redemptions of Fund shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts. Out of the fees BGI receives from the Funds for providing administrative services, BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Funds’ Board of Trustees, for those services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Funds’ other service providers. In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for those services.

From time to time, BGFA, BGI and/or the Funds’ distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of Fund shares.

11

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase Select Shares, you must:

■	Invest through an employer-sponsored or individual retirement savings plan;

■	Invest the proceeds rolled over from such plan into an individual retirement account (“IRA”);

■	Maintain an account with Investors Bank & Trust Co. (“IBT”), which is the Funds’ custodian, transfer agent and dividend disbursing agent, or one of the Funds’ Shareholding Servicing Agents; or

■	Initially invest a minimum of $1 million directly through IBT.

The minimum initial investment amount for the Select Shares of each Fund is $1 million; however, in certain situations, this minimum initial investment amount may be reduced or waived. Please contact IBT or your Shareholder Servicing Agent for more information.

In order to invest, a completed account application form must be submitted to and processed by your Shareholder Servicing Agent or IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Select Shares that differ from those of the Funds, such as different investment minimums and earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

How to Buy Shares

■	Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to IBT, and may impose an earlier deadline than the Funds, as described below.

■	Tax-deferred investor. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to IBT, and may impose an earlier deadline than the Funds, as described below.

■	Qualified buyer. Invest through an account set up with your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to IBT, and may impose an earlier deadline than the Funds, as described below.

■	Direct buyer. See “Special Instructions for Direct Buyers” on page 14.

You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by IBT or an intermediary pursuant to an appropriate agreement, on any day the Funds are open (a “Business Day”) by 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Funds close early to purchase shares at that day’s net asset value (“NAV”). Orders received after 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Funds close early will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends, New York Stock Exchange (“NYSE”) holidays, Columbus Day and Veterans’ Day.

12	BARCLAYS GLOBAL INVESTORS FUNDS

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and to reject or cancel any purchase order, for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the FedWire system by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with an order that has been placed but not funded as described above.

How to Sell Shares

■	Plan participant and tax-deferred investor. Contact your Plan Sponsor or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to IBT.

■	Qualified buyer. Contact your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to IBT.

■	Direct buyer. See “Special Instructions for Direct Buyers” on page 14.

You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by IBT or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any Business Day or earlier on any Business Day the primary markets for the Funds close early to sell shares at that day’s NAV. Orders received after 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Funds close early, will be executed on the next Business Day. Contact IBT at 1 888 204 3956 for additional information and documentation required for an order to sell.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one day, or longer than one day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund’s NAV not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption for the protection of the investors. Each Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds, as permitted under Section 22(e) of the Investment Company Act of 1940, as amended, and other applicable laws. Each Fund further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from the Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

13

Special Instructions for Direct Buyers

A Direct Buyer who has established an account with a Fund can add to or redeem from that account by wire instructions, by phone or through the mail.

■	To invest by wire, check that option on your account application when you open your account. If you already have an account, please call IBT at 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

Investors Bank & Trust Co.

ABA #011001438

Attn: Transfer Agent

Account # DDA 555555535

For Further Credit to: Barclays Global Investors Funds

Shareholder Account Name

Shareholder Account Number

Fund Share Class Number

1122 (Institutional Money Market Fund—Select Shares)

1199 (Prime Money Market Fund—Select Shares)

1099 (Government Money Market Fund—Select Shares)

1109 (Treasury Money Market Fund—Select Shares)

■	To invest by mail, make your check payable to the Fund of your choice and mail it to Investors Bank & Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund’s Share Class number and account number on your check. You will find them on your monthly statements.

■	To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Funds close early. IBT will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither IBT nor the Funds may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.(1)

■	To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

■	Direct Buyers can ask IBT to wire proceeds directly to their designated bank account.(2)

When a Direct Buyer purchases Fund shares and then quickly sells (e.g., sells before clearance of purchase check), the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

Calculating the Funds’ Share Price

Each Fund’s share price (also known as a Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

(1)	The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request on letterhead signed by an authorized signer on your account. If you wish to change your bank wire instructions, or list of authorized signers, you must make your request in writing on letterhead and include a medallion signature guarantee. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.
(2)	If you direct the sale’s proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee to help prevent fraud. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

14	BARCLAYS GLOBAL INVESTORS FUNDS

Each Fund’s NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if any primary markets for the Funds close early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds’ SAI includes a description of the methods for valuing the Master Portfolios’ investments.

The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

Fund Distributions

Each Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. A Fund distributes its realized net capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless you have elected to receive distribution payments in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Each Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

Frequent Trading in Fund Shares

Frequent purchases and redemptions of mutual fund shares (“frequent trading”) may have a detrimental effect on the funds and their shareholders. Depending on various factors, such as the size of a fund’s portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund’s net asset value (“market timing”).

The Funds may invest only in interests of the Master Portfolios, and the Boards of Trustees of the Master Portfolios and the Funds have each considered the issues of frequent trading and market timing, including the fact that money market funds are a type of mutual funds that is designed to offer maximum liquidity. The Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for possible market timing or any other frequent trading activity because of the investment objective and strategy of the Master Portfolios. The Funds’ Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds’ investment in Master Portfolios, the policies of the Master Portfolios, and the historical nature of flows into and out of the Funds.

Taxes

The following discussion regarding U.S. federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from your Fund’s net investment income and realized net capital gains are taxable to you, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and based on the amount and character of the Fund’s distributions to you and your tax rate.

15

Distributions from the Funds generally are taxable as follows:

TYPE OF DISTRIBUTION	TAX STATUS
Income	Ordinary income(1)
Short-term capital gain	Ordinary income
Long-term capital gain	Long-term capital gain(2)

(1)	Distributions from the Funds paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. Since each Fund’s income is derived from sources that do not pay “qualified dividend income,” income distributions from the net investment income of each Fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.
(2)	As the Fund seeks to maintain a constant NAV of $1.00 per share, sales of the Fund’s shares generally will not result in taxable gain or loss.

Normally, the Funds do not expect to realize or distribute a significant amount of long-term capital gains.

Following the end of each year, your Fund will send you a notice that tells you how much you have received in distributions during the year and their U.S. federal tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to backup withholding taxes on distributions to you from the Funds if you fail to provide the Funds with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding.

Tax considerations for tax-exempt or foreign investors or those holding Fund shares through a tax-deferred account, such as a 401(k) plan or IRA, will be different. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a corresponding Master Portfolio that has substantially identical investment objectives, strategies and policies as the Fund. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

Feeder Fund Expenses. Each feeder fund bears its Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Funds’ Board of Trustees retains the right to withdraw a Fund’s assets from its corresponding Master Portfolio if it believes doing so is in the best interests of the Fund’s shareholders. If the Board of Trustees decides to withdraw a Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class. The Funds offer additional share classes with different expenses and expected returns than those described in this Prospectus including share classes you may be eligible to purchase. Call 1 877 BGI 1544 (1 877 244 1544) for additional information.

16	BARCLAYS GLOBAL INVESTORS FUNDS

Financial Highlights

The financial tables are intended to help investors understand the financial performance of the Select Shares of the Institutional Money Market, Prime Money Market, Government Money Market and Treasury Money Market Funds since inception. Certain information reflects financial results for a single Select Shares’ share of each Fund. The total returns in the table represent the rate of return that an investor would have earned or (lost) on an investment in Select Shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report. You may obtain copies of the annual report at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 a.m. to 6:30 p.m. Eastern Time.

Institutional Money Market Fund—Select Shares

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Dec. 31, 2005	Period from Jan. 26, 2004(a) to Dec. 31, 2004
Net asset value, beginning of period	$1.00	$1.00
Income from investment operations:
Net investment income	0.03	0.01
Net realized gain	0.00 (b)	—
Total from investment operations	0.03	0.01
Less distributions from:
Net investment income	(0.03)	(0.01)
Total distributions	(0.03)	(0.01)
Net asset value, end of period	$1.00	$1.00
Total return	3.19%	1.22	%(c)
Ratios/Supplemental data:
Net assets, end of period (000s)	$24,940	$6,712
Ratio of expenses to average net assets(d)	0.15%	0.10%
Ratio of expenses to average net assets prior to waived fees(d)	0.22%	0.22%
Ratio of net investment income to average net assets(d)	3.50%	1.93%
Ratio of net investment income to average net assets prior to waived fees(d)	3.43%	1.81%

(a)	Commencement of operations.
(b)	Rounds to less than $0.01.
(c)	Not annualized.
(d)	Annualized for periods of less than one year. These ratios include expenses charged to the Money Market Master Portfolio.

17

Prime Money Market Fund—Select Shares

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Dec. 31, 2005	Period from Jan. 26, 2004(a) to Dec. 31, 2004
Net asset value, beginning of period	$1.00	$1.00
Income from investment operations:
Net investment income	0.03	0.01
Net realized gain	0.00 (b)	—
Total from investment operations	0.03	0.01
Less distributions from:
Net investment income	(0.03)	(0.01)
Total distributions	(0.03)	(0.01)
Net asset value, end of period	$1.00	$1.00
Total return	3.16%	1.23	%(c)
Ratios/Supplemental data:
Net assets, end of period (000s)	$81,359	$170,336
Ratio of expenses to average net assets(d)	0.18%	0.10%
Ratio of expenses to average net assets prior to waived fees(d)	0.22%	0.22%
Ratio of net investment income to average net assets(d)	3.05%	2.11%
Ratio of net investment income to average net assets prior to waived fees(d)	3.01%	1.99%

(a)	Commencement of operations.
(b)	Rounds to less than $0.01.
(c)	Not annualized.
(d)	Annualized for periods of less than one year. These ratios include expenses charged to the Prime Money Market Master Portfolio.

18	BARCLAYS GLOBAL INVESTORS FUNDS

Government Money Market Fund—Select Shares

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Dec. 31, 2005	Period from Sep. 1, 2004(a) to Dec. 31, 2004
Net asset value, beginning of period	$1.00	$1.00
Income from investment operations:
Net investment income	0.03	0.01
Total from investment operations	0.03	0.01
Less distributions from:
Net investment income	(0.03)	(0.01)
Total distributions	(0.03)	(0.01)
Net asset value, end of period	$1.00	$1.00
Total return	3.18%	0.60	%(b)
Ratios/Supplemental data:
Net assets, end of period (000s)	$40,712	$100
Ratio of expenses to average net assets(c)	0.13%	0.10%
Ratio of expenses to average net assets prior to waived fees(c)	0.22%	0.22%
Ratio of net investment income to average net assets(c)	3.90%	1.81%
Ratio of net investment income to average net assets prior to waived fees(c)	3.81%	1.69%

(a)	Commencement of operations.
(b)	Not annualized.
(c)	Annualized for periods of less than one year. These ratios include expenses charged to the Government Money Market Master Portfolio.

19

Treasury Money Market Fund—Select Shares

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Dec. 31, 2005	Period from Sep. 1, 2004(a) to Dec. 31, 2004
Net asset value, beginning of period	$1.00	$1.00
Income from investment operations:
Net investment income	0.03	0.01
Total from investment operations	0.03	0.01
Less distributions from:
Net investment income	(0.03)	(0.01)
Total distributions	(0.03)	(0.01)
Net asset value, end of period	$1.00	$1.00
Total return	3.10%	0.58	%(b)
Ratios/Supplemental data:
Net assets, end of period (000s)	$103	$100
Ratio of expenses to average net assets(c)	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees(c)	0.22%	0.22%
Ratio of net investment income to average net assets(c)	3.06%	1.70%
Ratio of net investment income to average net assets prior to waived fees(c)	2.94%	1.58%

(a)	Commencement of operations.
(b)	Not annualized.
(c)	Annualized for periods of less than one year. These ratios include expenses charged to the Treasury Money Market Master Portfolio.

20	BARCLAYS GLOBAL INVESTORS FUNDS

For more detailed information on the Funds, please refer to the Funds’ annual and semi-annual shareholder reports and the Funds’ SAI. The annual and semi-annual reports discuss the Funds’ investments over the last fiscal year and review the market conditions and investment strategies that materially affected the Funds’ performance.

The SAI provides detailed information on the Funds and is incorporated by reference into this prospectus.

If you have any questions about the Funds or if you would like to obtain free copies of the Funds’ annual and semi-annual shareholder reports and the Funds’ SAI, please call the Funds’ toll free number:

1 877 BGI 1544 (1 877 244 1544), visit our website at: BGICash.com, or email the Funds at: BGICash@seic.com.

You may also obtain free copies of these documents by writing to Barclays Global Investors Funds:

c/o SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

You can also obtain these documents from the SEC. You may review and copy the documents at the SEC’s Public Reference Room in Washington, D.C. You can obtain copies on the SEC’s website:

http://www.sec.gov.

You may also, after paying a duplication fee, obtain the documents by sending an email request to the SEC at publicinfo@sec.gov, or by writing the SEC’s Public Reference Section at Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Please call the SEC at 1 202 551 8090 for further details.

Investment Company Act File No.: 811-07332

BARCLAYS GLOBAL INVESTORS

BGF-PR-550906

BARCLAYS GLOBAL INVESTORS FUNDS

Money Market Fund

Prime Money Market Fund

Institutional Money Market Fund

Government Money Market Fund

Treasury Money Market Fund

(Premium, Institutional, Select, Trust and Aon Captives Shares)

Supplement dated September 1, 2006 to the

Statement of Additional Information (“SAI”) dated May 1, 2006

The information in this Supplement updates information in, and should be read in conjunction with, the SAI. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the SAI.

On page 26 of the SAI, the second to last sentence in the second paragraph with the heading, “Administrator” is replaced in full with the following sentence:

“For providing such services, BGI is entitled to a monthly fee at an annual rate of 0.05% of each Fund’s average daily net assets for the Aon Captives Shares and Institutional Shares, 0.10% of each Fund’s average daily net assets for the Premium Shares, 0.15% of each Fund’s average daily net assets for the Select Shares (0.13% pursuant to BGI’s contractual agreement to waive a portion of its administration fees for the Select Shares through April 30, 2008), and 0.38% of each Fund’s average daily net assets for the Trust Shares.”